                                ORAPHARMA, INC.
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement             |_|  Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                OraPharma, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3)  Filing Party:

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(4)  Date Filed:

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

[LOGO OF ORAPHARMA, INC.]

732 Louis Drive
Warminster, PA 18974
(215) 956-2200

May 15, 2001

To Our Stockholders:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of OraPharma, Inc. at 9:30 A.M., local time, on Thursday, June 14, 2001, at OraPharma, Inc., 732 Louis Drive, Warminster, Pennsylvania. The Notice of Meeting and Proxy Statement on the following pages describe the business to be conducted at the meeting.

   I hope you will be able to join us. It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your Proxy in the enclosed envelope as soon as possible. Returning your Proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your stock will be voted in accordance with the instructions you have given in your Proxy.

   Thank you for your continued interest and support.

                                          Sincerely,


                                          /s/ Michael D. Kishbauch

                                          Michael D. Kishbauch
                                          President and
                                          Chief Executive Officer

                                ORAPHARMA, INC.
                                732 LOUIS DRIVE
                         WARMINSTER, PENNSYLVANIA 18974
                                 (215) 956-2200

                               ----------------

     NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 2001

                               ----------------

TO THE STOCKHOLDERS OF ORAPHARMA, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of OraPharma, Inc. will be held at OraPharma, Inc., 732 Louis Drive, Warminster, Pennsylvania 18974 on Thursday, June 14, 2001 at 9:30 a.m. local time, for the following purposes:

  1. To elect one director for a three-year term.

  2. To approve an amendment to the Company's 1999 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 1,250,000 to 1,920,000 shares.

  3. To ratify the appointment of Arthur Andersen LLP as our independent public accountants for the year ending December 31, 2001.

  4. To transact such other business as may properly come before the meeting and at any and all postponements, continuations or adjournments thereof.

   Only stockholders of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the meeting or any postponements, continuations or adjournments thereof.

   All stockholders, whether or not they expect to attend the meeting, are requested to complete, sign and date the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your Proxy, you can help to ensure a quorum so that the meeting can take place. Stockholders who attend the meeting may revoke a prior Proxy and vote in person, as set forth in the Proxy Statement.

   THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Directors

                                          /s/ James A. Ratigan

                                          James A. Ratigan,
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

Warminster, Pennsylvania
May 15, 2001

                                ORAPHARMA, INC.
                                732 LOUIS DRIVE
                         WARMINSTER, PENNSYLVANIA 18974
                                 (215) 956-2200

                               ----------------

                              PROXY STATEMENT FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 2001

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

                               ----------------

General

   The enclosed Proxy is solicited on behalf of OraPharma, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on Thursday, June 14, 2001, at 9:30 a.m., local time and at any postponements, continuations or adjournments thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 732 Louis Drive, Warminster, Pennsylvania 18974. The Company's telephone number is
(215) 956-2200.

   This Proxy Statement, the accompanying form of Proxy and the Notice of Annual Meeting are being mailed on or about May 15, 2001 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares

   Stockholders of record at the close of business on May 14, 2001 (the "Record Date"), are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 13,478,066 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

Revocability of Proxies

   Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the Annual Meeting and votes in person.

Voting and Solicitation

   Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Election appointed for the Annual Meeting who will determine whether or not a quorum is present and the results of the votes with respect to each Proposal or other matter that may properly come before the meeting.

   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote will constitute a quorum. The Inspector of Election will treat abstentions and broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

   The election of a director (Proposal 1) will be decided by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. The approval of the proposed amendment to the 1999 Equity Compensation Plan and the ratification of Arthur Andersen LLP as our independent public accountants (Proposals 2 and 3, respectively) will require the affirmative vote of the holders of a majority of the votes cast. Accordingly, abstentions will have the same effect as a vote against these proposals and broker non-votes will have no effect on the outcome of the vote.

   The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally, by telephone or by other means.

Deadline for Receipt of Stockholder Proposals

   Stockholders wishing to have a proposal included in the Company's 2002 Proxy Statement and form of Proxy must submit the proposal so that the Secretary of the Company receives it no later than January 15, 2002. Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

   Proposals submitted outside of the Securities and Exchange Commission's procedures are subject to advance notice provisions of the Company's By-Laws. The By-Laws provide that stockholders wishing to make a nomination for election to the Board of Directors or propose business to be considered by the Company's stockholders at an annual meeting must submit written notice of such nomination or proposal to the Company's Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting of stockholders. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The By-Laws set forth certain informational requirements for stockholders' nominations of directors and proposals.

                                   PROPOSAL 1

                             ELECTION OF A DIRECTOR

General

   Our Board of Directors consists of nine members, divided into three classes, with the term of office of one class expiring each year. The Company currently has eight directors with two directors in Class 1, three directors in Class 2 and three directors in Class 3. The terms of office of Class 1 directors James
J. Mauzey and Seth A. Rudnick, M.D. expire at the 2001 Annual Meeting. The terms of office of Class 2 directors Christopher Moller, Ph.D., David I. Scheer and Jesse I. Treu, Ph.D. expire at the 2002 Annual Meeting and the terms of office of Class 3 directors Michael D. Kishbauch, Eileen M. More and Harry T. Rein expire at the 2003 Annual Meeting. On January 1, 2001, Dr. Rudnick joined Canaan Partners as a General Partner. Dr. Rudnick has decided not to seek re-election because Mr. Rein, a Class 3 director, is also with Canaan Partners where he serves as Managing General Partner. Accordingly, James J. Mauzey is the only Class 1 director seeking re-election.

   Following the 2001 Annual Meeting, we will have two vacancies on our board of directors, both in Class 1. Our By-Laws provide that any vacancies on the board may be filled by the affirmative vote of the remaining directors, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class to which they have been elected expires. The Company will address the need to fill the two vacancies on the board during the year 2001.

   Unless otherwise instructed, the proxy holders designated by the Company will vote the Proxies received by them for the Company's nominee named below. It is not expected that the nominee will be unable, or will decline, to serve as a director. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEE LISTED BELOW.

Nominee for Election at the Annual Meeting

   The name of the nominee, and certain information about him, is set forth below:

Name                     Age Position                                    Director Since
----                     --- --------                                    --------------
James J. Mauzey (1).....  52 Director                                         1997

   (1)Member of the Compensation Committee

   Mr. Mauzey has been a director of OraPharma since July 1997. Since October 2000, Mr. Mauzey has been the President and Chief Executive Officer of Bertek Pharmaceuticals, a division of Mylan Laboratories. From March 1999 through September 2000, he was the Chief Executive Officer of Innovex, a division of Quintiles Transnational; and from March 1994 through February 1999, he was Chairman and Chief Executive Officer of Alteon, a biotechnology company. Prior to that, he spent 22 years in major roles with leading pharmaceutical companies, including as President of the Bristol-Myers Squibb U.S. Pharmaceutical Division from March 1989 through March 1994 and as the President of the Squibb Corporation U.S. Pharmaceutical Group and Vice President of both the U.S. and international operations of Lederle.

Incumbent Directors whose Terms of Office Continue After the Annual Meeting

   The names and certain other information about the directors whose terms of office continue after the Annual Meeting are set forth below:

Name                     Age Position                                        Director Since
----                     --- --------                                        --------------
Michael D. Kishbauch....  51 President, Chief Executive Officer and Director      1996
Christopher Moller,      47  Director                                             1997
 Ph.D. (2)..............
Eileen M. More (2)...... 54  Director                                             1996
Harry T. Rein (1)....... 56  Director                                             1997
David I. Scheer (1)..... 48  Director                                             1996
Jesse I. Treu, Ph.D.
 (2).................... 53  Director                                             1998

--------

   (1) Member of the Compensation Committee
   (2) Member of the Audit Committee

   Mr. Kishbauch, a Class 3 director, has served as our President and Chief Executive Officer and as a director of OraPharma since September 1996. He served as President and Chief Operating Officer for two business units of Nelson Communications, an integrated healthcare services firm, from February 1995 to August 1996. He also served as President, Chief Operating Officer and director of MedImmune, a Maryland-based biotechnology company, from December 1992 to February 1995. From February 1982 to May 1992, Mr. Kishbauch served with the Pharmaceuticals Division of Ciba-Geigy in various sales and marketing positions, ending as Vice President Product Planning and Promotion. Mr. Kishbauch worked through positions of increasing responsibility in brand management with Procter and Gamble from June 1976 to February 1982.
Mr. Kishbauch received a B.A. in biology from Wesleyan University and an M.B.A. from the Wharton School of the University of Pennsylvania.

   Dr. Moller, a Class 2 director, has been a director of OraPharma since March 1997. Since 1990, he has served as Vice President of TL Ventures, a company which manages a series of private equity funds. Since 1994, Dr. Moller has served as a Managing Director of the following funds managed by TL Ventures:
Radnor Venture Partners, Technology Leaders, Technology Leaders II, TL Ventures III and TL Ventures IV. He is principally responsible for the life science portfolio at TL Ventures, specializing in financing and development of early-stage biotechnology, bioinformatics and e-health companies. Dr. Moller also currently serves as a director on the boards of Adolor, Assurance Medical, ComplnatoRx, Domisys, Esperion Therapeutics, Highway to Health Worldwide, Immunicon, PharmaStem, Pegasus Pharmaceutical, Who?Vision and Genomics Collaborative. Dr. Moller holds a Ph.D. in immunology from the University of Pennsylvania.

   Ms. More, a Class 3 director, has been a director of OraPharma since September 1996. She has been associated with Oak Investment Partners, a venture capital firm, since 1978 and has been a general partner or managing member since 1980. She currently serves as a director of several private companies including Halox Technologies, Psychiatric Solutions and Teloquent Communications Corp. Ms. More was also a founding investor in Genzyme and has also been responsible for early-stage investments in numerous companies including Alkermes, Alexion Pharmaceuticals, Esperion Therapeutics, KeraVision, Pharmacopeia, Trophix Pharmaceuticals, Compaq Computer, Network Equipment Technologies, Octel Communications and Stratus Computer.

   Mr. Rein, a Class 3 director, has been a director of OraPharma since March 1997. He is the principal founder of Canaan Partners and has served as Managing General Partner since its inception in 1984, with extensive experience working with small and mid-sized companies. Prior to that, he was President and Chief Executive Officer of GE Venture Capital Corporation. Mr. Rein joined General Electric in 1979 and directed several of GE's lighting businesses as General Manager before joining the venture capital subsidiary. Prior to his GE career, Mr. Rein worked in various capacities with Polaroid, Transaction Systems and Gulf Oil. In addition to serving on the boards of several private companies, Mr. Rein is also on the board of Anadigics and Genvec.

   Mr. Scheer, a Class 2 director, has been a director of OraPharma since September 1996. He has been President of Scheer & Company, Inc., a firm with activities in venture capital, corporate strategy, and transactional advisory services focused on the life sciences industry, since 1981. In venture capital, Mr. Scheer has been involved in the founding of our company, as well as ViroPharma, Esperion Therapeutics and Achillon Pharmaceuticals. He is currently a member of the board of directors of Esperion Therapeutics and Achillon Pharmaceuticals and has been a director of Nonlinear Dynamics and a series of private and public companies. He has led engagement teams from Scheer providing corporate strategic advisory services to a broad range of companies including Agouron Pharmaceuticals (now a division of Warner-Lambert), American Cyanamid (now a division of American Home Products), B.F. Goodrich, Pharmacia AB, Pharmacia & Upjohn, Hoffman La-Roche, Eli Lilly, and a range of smaller, publicly- and privately-held companies. Mr. Scheer has also led or played a significant role in a series of transactions involving corporate alliances, licensing arrangements, divestments, acquisitions and mergers in the life sciences. He received his B.A. from Harvard College and his M.S. from Yale University.

   Dr. Treu, a Class 2 director, has been a director of OraPharma since December 1998. He is a Managing Member of Domain Associates, L.L.C., and has served in this or similar capacities with this firm since 1986. He has served as a director of over 20 early-stage health companies, thirteen of which have so far become public companies. He is currently a director of Inspire Pharmaceuticals. Prior to the formation of Domain, Dr. Treu had 12 years of health care experience at General Electric and Technicon in a number of research, marketing management and corporate staff positions. Dr. Treu received his B.S. from Rensselaer Polytechnic Institute, and from Princeton University his M.A. and Ph.D. in physics.

Stock Ownership of Principal Stockholders and Management

   The following table provides information regarding the beneficial ownership of our common stock as of March 31, 2001 by (i) each person or entity who beneficially owns more than 5% of our stock, (ii) each of our directors, (iii) our executive officers named in the table under "Executive Compensation-- Summary Compensation Table" below, and (iv) all executive officers and directors as a group.

   Unless otherwise indicated, the address of each executive officer named in the table below is care of OraPharma, Inc., 732 Louis Drive, Warminster, PA 18974. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be the beneficial owner of securities as to which such person has no economic interest.

                                        Number of Shares  Percentage of Shares
Name of Beneficial Owner               Beneficially Owned  Beneficially Owned
------------------------               ------------------ --------------------
5% Stockholders
Canaan Partners (1)...................     1,063,402               7.9%
Domain Partners IV, L.P. (2)..........     1,058,276               7.9
TL Ventures III (3)...................       860,915               6.4
Oak Investment Partners (4)...........       757,846               5.6
Directors and Executive Officers
Harry T. Rein (5).....................     1,083,587               8.0%
Seth A. Rudnick (6)...................     1,083,652               8.0
Jesse I. Treu (7).....................     1,063,276               7.9
Christopher Moller (8)................       868,943               6.4
Eileen M. More (9)....................       810,698               6.0
Michael D. Kishbauch (10).............       313,926               2.3
David I. Scheer (11)..................       183,910               1.4
J. Ronald Lawter (12).................       105,365                 *
James A. Ratigan (13).................        62,188                 *
Mark B. Carbeau (14)..................        40,670                 *
Jan N. Lessem (15)....................        36,689                 *
Joseph E. Zack (16)...................        34,510                 *
James J. Mauzey (17)..................        19,750                 *
All directors and executive officers
 as a group (14 persons) (18).........     4,648,912             33.97%

*  less than one percent

(1) Includes 831,758 shares owned by Canaan S.B.I.C., L.P., 9,888 shares owned by Canaan Capital Limited Partnership, 82,529 shares owned by Canaan Capital Offshore Limited Partnership C.V. and 103,003 shares owned by Canaan Equity L.P. Also includes 36,224 shares obtainable upon the exercise of warrants. Mr. Rein, a director of OraPharma, is Managing General Partner of Canaan Partners, the fund manager for each of the Canaan entities. Mr. Rein disclaims beneficial ownership of shares in which he does not have a pecuniary interest. The address of all the Canaan Partners entities is 105 Rowayton Avenue, Rowayton, CT 06853.

(2) Includes 1,030,053 shares beneficially owned by Domain Partners IV, L.P. and 24,683 shares beneficially owned by DP IV Associates, L.P. Also includes 3,540 shares obtainable by the Domain entities upon the exercise of warrants. Dr Treu, a director of OraPharma, is a managing member of One Palmer Square Associates IV, L.L.C., the general partner of Domain Partners IV, L.P. and DP IV Associates, L.P. Dr. Treu shares voting and investment power with respect to these shares and disclaims beneficial ownership of such shares except to the extent of his proportionate interest therein. The address for each of the Domain entities is One Palmer Square, Princeton, NJ 08542.

(3) Includes 684,277 shares owned by TL Ventures III L.P., 143,234 shares owned by TL Ventures III Offshore L.P. and 22,343 shares owned by TL Ventures III Interfund L.P. Also includes 11,061 shares of common stock obtainable upon the exercise of warrants. TL Ventures III L.P., TL Ventures III Offshore

   L.P., and TL Ventures III Interfund L.P. are referred to as TL Ventures III. TL Ventures III L.P., TL Ventures III Offshore L.P., and TL Ventures III Interfund L.P. are venture capital partnerships that are required by their governing documents to make all investment, voting and disposition actions in tandem. TL Ventures III Management L.P., a limited partnership, is the sole general partner of TL Ventures III L.P. TL Ventures III Offshore Partners L.P. is the sole general partner of TL Ventures III Offshore L.P. TL Ventures III LLC is the sole general partner of TL Ventures III Interfund L.P. The general partners have sole authority and responsibility for all investment, voting and disposition decisions for TL Ventures III. The general partners of TL Ventures III Management L.P., TL Ventures III Offshore Partners L.P. and TL Ventures III LLC are Safeguard Scientifics (Delaware), Inc., Robert E. Keith, Jr., Gary J. Anderson, Mark J. DeNino, Robert A. Fabbio and Christopher Moller, a director of OraPharma. Dr. Moller disclaims beneficial ownership of shares in which he does not have a pecuniary interest. The address for each of the TL Ventures investment funds is 700 Building, 435 Devon Park Drive, Wayne, PA 19087.

(4) Includes 699,357 shares owned by Oak Investment Partners VI, Limited Partnership and 16,316 shares owned by Oak VI Affiliates Fund Limited Partnership. Also includes 42,173 shares obtainable upon the exercise of warrants. Ms. More, a director of OraPharma, is a Special Limited Partner of Oak Investment Partners, the fund manager for each of the Oak entities. Ms. More disclaims beneficial ownership of shares in which she does not have a pecuniary interest. The address of both Oak Investment Partners VI, Limited Partnership and Oak VI Affiliates Limited Partnership is One Gorham Island, Westport, CT 06880.

(5) Includes 831,758 shares owned by Canaan S.B.I.C., L.P., 9,888 shares owned by Canaan Capital Limited Partnership, 82,529 shares owned by Canaan Capital Offshore Limited Partnership C.V., 103,003 shares owned by Canaan Equity L.P and 36,224 shares obtainable by the Canaan entities upon the exercise of warrants. Also includes 15,185 shares owned by Mr. Rein and 5,000 shares obtainable by Mr. Rein upon the exercise of vested stock options. Excludes 10,000 shares obtainable by Mr. Rein upon the exercise of non-vested stock options. Mr. Rein is Managing General Partner of Canaan Partners, the fund manager for each of the Canaan entities. Mr. Rein disclaims beneficial ownership of shares in which he does not have a pecuniary interest. The address for Mr. Rein is 105 Rowayton Avenue, Rowayton, CT 06853.

(6) Includes 831,758 shares owned by Canaan S.B.I.C., L.P., 9,888 shares owned by Canaan Capital Limited Partnership, 82,529 shares owned by Canaan Capital Offshore Limited Partnership C.V., 103,003 shares owned by Canaan Equity L.P. and 36,224 shares obtainable by the Canaan entities upon the exercise of warrants. Also includes 1,500 shares owned by Dr. Rudnick, 11,250 shares owned by Dr. Rudnick's spouse, as to which Dr. Rudnick disclaims beneficial ownership, and 7,500 shares obtainable by Dr. Rudnick upon the exercise of vested stock options. Excludes 6,250 shares obtainable by Dr. Rudnick upon the exercise of non-vested stock options. On January 1, 2001, Dr. Rudnick joined Canaan Partners, the fund manager for each of the Canaan entities, as a General Partner. Dr. Rudnick disclaims beneficial ownership of shares in which he does not have a pecuniary interest. The address for Dr. Rudnick is 105 Rowayton Avenue, Rowayton, CT 06853.

(7) Includes 1,030,053 shares beneficially owned by Domain Partners IV, L.P. and 24,683 shares beneficially owned by DP IV Associates, L.P. Also includes 3,540 shares obtainable by the Domain entities upon the exercise of warrants. Also includes 5,000 shares obtainable by Dr. Treu upon the exercise of vested stock options. Excludes 10,000 shares obtainable by Dr. Treu upon the exercise of non-vested stock options. Dr Treu is a managing member of One Palmer Square Associates IV, L.L.C., the general partner of Domain Partners IV, L.P. and DP IV Associates, L.P. Dr. Treu shares voting and investment power with respect to these shares and disclaims beneficial ownership of such shares except to the extent of his proportionate interest therein. The address for Dr. Treu is One Palmer Square, Princeton, NJ 08542.

(8) Includes 684,277 shares owned by TL Ventures III L.P., 143,234 shares owned by TL Ventures III Offshore L.P., 22,343 shares owned by TL Ventures III Interfund L.P. and 11,061 shares obtainable by the TL Ventures III entities upon the exercise of warrants. Also includes 3,028 shares owned by Dr. Moller and 5,000 shares obtainable by Dr. Moller upon the exercise of vested stock options. Excludes 10,000 shares obtainable by Dr. Moller upon the exercise of non-vested stock options. TL Ventures III L.P., TL

   Ventures III Offshore L.P., and TL Ventures III Interfund L.P. are referred to as TL Ventures III. TL Ventures III L.P., TL Ventures III Offshore L.P., and TL Ventures III Interfund L.P. are venture capital partnerships that are required by their governing documents to make all investment, voting and disposition actions in tandem. TL Ventures III Management L.P., a limited partnership, is the sole general partner of TL Ventures III L.P. TL Ventures III Offshore Partners L.P. is the sole general partner of TL Ventures III Offshore L.P. TL Ventures III LLC is the sole general partner of TL Ventures III Interfund L.P. The general partners have sole authority and responsibility for all investment, voting and disposition decisions for TL Ventures III. The general partners of TL Ventures III Management L.P., TL Ventures III Offshore Partners L.P. and TL Ventures III LLC are Safeguard Scientifics (Delaware), Inc., Robert E. Keith, Jr., Gary J. Anderson, Mark
   J. DeNino, Robert A. Fabbio and Christopher Moller. Dr. Moller disclaims beneficial ownership of shares in which he does not have a pecuniary interest. The address for Dr. Moller is 700 Building, 435 Devon Park Drive, Wayne, PA 19087.

(9) Includes 699,357 shares owned by Oak Investment Partners VI, Limited Partnership, 16,316 shares owned by Oak VI Affiliates Fund Limited Partnership and 42,173 shares obtainable by the Oak entities upon the exercise of warrants. Also includes 47,852 shares owned by Ms. More and 5,000 shares obtainable by Ms. More upon the exercise of vested stock options. Excludes 10,000 shares obtainable by Ms. More upon the exercise of non-vested stock options. Ms. More is a Special Limited Partner of Oak Investment Partners, the fund manager for each of the Oak Entities. Ms. More disclaims beneficial ownership of shares in which she does not have a pecuniary interest. The address for Ms. More is One Gorham Island, Westport, CT 06880

(10) Includes 4,381 shares obtainable upon the exercise of vested stock options by Mr. Kishbauch. Excludes 33,646 shares of restricted common stock not yet vested and 60,513 shares obtainable upon the exercise of non-vested stock options.

(11) Includes 167,750 shares owned by Scheer Investment Holdings I, L.L.C. Also includes 11,160 shares owned by Mr. Scheer and 5,000 shares obtainable by Mr. Scheer upon the exercise of vested stock options. Excludes 10,000 shares obtainable by Mr. Scheer upon the exercise of non-vested stock options. Mr. Scheer is President of Scheer & Company, Inc., the fund manager of Scheer Investment Holdings I, L.L.C. Mr. Scheer disclaims beneficial ownership of any shares in which he does not have a pecuniary interest. The address for Mr. Scheer is 250 West Main Street, Branford, CT 06405.

(12) Includes 1,990 shares obtainable upon the exercise of vested stock options by Dr. Lawter. Excludes 19,472 shares obtainable upon the exercise of non-vested stock options.

(13) Includes 4,437 shares obtainable upon the exercise of vested stock options by Mr. Ratigan. Excludes 45,312 shares obtainable upon the exercise of non-vested stock options.

(14) Includes 10,670 shares obtainable upon the exercise of vested stock options by Mr. Carbeau. Excludes 70,431 shares obtainable upon the exercise of non-vested stock options.

(15) Includes 7,439 shares obtainable upon the exercise of vested stock options by Dr. Lessem. Also includes 6,000 shares held by Dr. Lessem's spouse, as to which Dr. Lessem disclaims beneficial ownership. Excludes 50,480 shares obtainable upon the exercise of non-vested stock options.

(16) Includes 24,510 shares obtainable upon the exercise of vested stock options by Mr. Zack. Excludes 36,170 shares obtainable upon the exercise of non-vested stock options.

(17) Includes 3,750 shares obtainable upon the exercise of vested stock options by Mr. Mauzey. Excludes 6,250 shares obtainable upon the exercise of non-vested stock options. The address for Mr. Mauzey is 11104 Brass Kettle Road, Raleigh, NC 27614.

(18) Includes 92,998 shares obtainable upon the exercise of warrants and 90,152 shares obtainable upon the exercise of vested stock options. Excludes 33,646 shares of restricted common stock not yet vested and 351,210 shares obtainable upon the exercise of non-vested stock options.

Board Meeting and Committees

   The Board of Directors of the Company held a total of six meetings during 2000. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

   Dr. Moller, Ms. More and Dr. Treu serve on the Audit Committee. The Audit Committee is responsible for reviewing with management our financial controls and accounting and reporting activities. In addition, the Audit Committee will review the qualifications of our independent auditors, make recommendations to the board of directors regarding the selection of independent auditors, review the scope, fees and results of any audit and review any non-audit services and related fees. The Audit Committee met three times during 2000 and is composed of independent directors. The Company has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit B.

   Mr. Mauzey, Mr. Rein and Mr. Scheer serve on the Compensation Committee. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for our officers, including bonuses and options granted under our 1999 Equity Compensation Plan. The Compensation Committee met two times during 2000.

   In 2000, no current director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he or she served.

Director Compensation

   We reimburse each member of our board of directors for out-of-pocket expenses incurred in connection with attending board meetings. We also pay each member of our board of directors a fee of $1,500 for each board meeting attended, and have granted stock options to each member of our board of directors. On April 19, 2000 all directors, except for Mr. Mauzey and Dr. Rudnick, were granted a stock option to purchase 15,000 shares of common stock at an exercise price of $7.00 per share. These options vest over three years, as follows: one-third vest one year from the date of grant, with the balance vesting ratably on a quarterly basis over the remaining two years. In July 1997, Mr. Mauzey and Dr. Rudnick were each granted a stock option, which vests ratably on a quarterly basis over five years, to purchase 25,000 shares of common stock at an exercise price of $0.36 per share.

   Any new director will be granted a stock option to purchase 25,000 shares of common stock. Existing directors will be granted a stock option to purchase 15,000 shares of common stock on each Annual Meeting date. One-third of all such options granted to directors will vest one year after the grant date and the remaining two-thirds will vest ratably on a quarterly basis over the next two years. The exercise price will be equal to the fair market value of our common stock on the date the option is granted.

   Mr. Kishbauch has not been compensated as a director, because he is a full-time employee.

   Directors receive a fee of $1,500 per meeting plus expenses for attendance at board meetings. Fees and expenses paid in 2000 are summarized in the following table:

   Director                                      Fees                              Expenses
   --------                                      ----                              --------
   James J. Mauzey                              $6,000                             $  1,552
   Christopher Moller, Ph.D. (1)                 6,000                                   --
   Eileen M. More (1)                            6,000                                  964
   Harry T. Rein                                 6,000                                3,185
   Seth A. Rudnick, M.D.                         9,000                                3,219
   David I. Scheer                               6,000                                1,278
   Jesse I. Treu, Ph.D. (1)                      6,000                                   --

   (1) The fees and expenses for Dr. Moller, Ms. More and Dr. Treu were paid to TL Ventures III, Oak Investment Partners and Domain Partners IV, respectively.

                                   PROPOSAL 2

                          APPROVAL OF THE AMENDMENT TO
                       THE 1999 EQUITY COMPENSATION PLAN

   Our stockholders are being asked to vote on the proposed amendment to our 1999 Equity Compensation Plan to increase by 670,000 the number of shares authorized under the plan from 1,250,000 to 1,920,000. The 1999 Equity Compensation Plan was initially approved by the stockholders of the Company on December 30, 1999, with a total of 1,250,000 shares of common stock, adjusted for the one-for-two reverse stock split that was completed on February 3, 2000, reserved for issuance under the Plan. At March 31, 2001, options to purchase 596,305 (net of forfeited options) had been granted under the 1999 Equity Compensation Plan, none of which have been exercised, and 653,695 options were available for future grants under the Plan.

   The Board of Directors has granted stock options to all of the employees of the Company, and believes that this form of compensation best aligns the interests of the employees with those of our stockholders. At March 31, 2001, there were 13,464,591 shares of common stock outstanding, and warrants to purchase 210,518 shares of common stock outstanding. Officers and employees of the Company hold 4.59% of those 13,675,109 shares. Assuming (a) all of the 829,470 outstanding stock options held by our officers and employees are exercised; (b) the 653,695 options available for future grants are granted and exercised by our officers and employees; and (c) no other shares of common stock are issued by the Company for any reason, the officers and employees would hold 14.41% of the then-outstanding shares. The 670,000 additional options which are the subject of this Proposal would cause the officers' and employees' ownership position to increase to 18.01%.

   The Board of Directors believes that this proposed increase under the 1999 Equity Compensation Plan is in the best interest of the Company. The Board of Directors believes that this increase is necessary to enable the Company to attract and retain valuable employees.

   The Compensation Committee of the Board of Directors is responsible for approving all option grants. All options granted will be at fair market value and will generally vest over five years.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1999 EQUITY COMPENSATION PLAN FROM 1,250,000 TO 1,920,000 SHARES.

                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP
                     AS OUR INDEPENDENT PUBLIC ACCOUNTANTS

   Management and the Audit Committee have selected Arthur Andersen LLP ("Arthur Andersen") as our independent public accountants to audit the financial statements of the Company for the current fiscal year ending December 31, 2001. Arthur Andersen has audited the Company's financial statements since the Company's inception in August 1996.

   A representative of Arthur Andersen is expected to be available at the Annual Meeting to make a statement, if such representative wishes to do so, and to respond to appropriate questions from the stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL AND RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Audit Fees

   The aggregate fees of Arthur Andersen for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2000 and for the reviews of the financial statements in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended December 31, 2000 were $50,000.

Financial Information Systems Design, Selection and Implementation

   The aggregate fees of Arthur Andersen in connection with professional services rendered in connection with information technology services relating to the Company's enterprise resource planning system design, selection and implementation were $128,000.

All Other Fees

   The aggregate fees of Arthur Andersen for all other services during the year ended December 31, 2000, including fees for services relating to our initial public offering and tax return preparation, were $206,200.

   The Audit Committee of the Company's Board of Directors has determined that the non-audit and non-audit related services performed by Arthur Andersen described above are compatible with maintaining the independence of such independent public accountants.

Report of the Audit Committee

   The Audit Committee, in accordance with its Charter, oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments, and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with Arthur Andersen, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with Arthur Andersen, Arthur Andersen's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (which written disclosures were delivered to the Company) and considered the compatibility of non-audit services with Arthur Andersen's independence.

   The Audit Committee discussed with Arthur Andersen the overall scope and plans for their audit. The Audit Committee met with Arthur Andersen to discuss the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held three meetings during the fiscal year ended December 31, 2000.

   In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements described above be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board also recommended, subject to stockholder approval, the selection of Arthur Andersen as the Company's independent public accountants.

                                          Respectfully submitted by:

                                          AUDIT COMMITTEE

                                          Christopher Moller, Ph.D.
                                          Eileen M. More
                                          Jesse I. Treu, Ph.D.

                             EXECUTIVE COMPENSATION

   The following table presents information concerning the compensation we paid for the years ended December 31, 2000, 1999 and 1998 to our Chief Executive Officer and to each of our other five most highly compensated executive officers.

                           Summary Compensation Table

                                  Annual            Long-Term
                               Compensation    Compensation Awards
                             ---------------- ---------------------
                                              Restricted Securities  All Other
Name and Principal                              Stock    Underlying Compensation
Position                Year  Salary   Bonus    Awards    Options       (1)
------------------      ---- -------- ------- ---------- ---------- ------------
Michael D. Kishbauch... 2000 $234,835 $82,190      (5)     17,700     $ 3,105
 President, Chief
  Executive Officer and 1999  233,650  67,095      (5)     16,823       6,974
 Director               1998  212,458  63,900      (5)        --       13,960
James A. Ratigan....... 2000  190,000  42,750     --       21,250       3,105
 Executive Vice
  President, Chief      1999  151,125  30,000     --        3,750         307
 Financial Officer and
  Secretary             1998  122,875  36,000     --          --          514
James R. Lawter,
 Ph.D.................. 2000  181,000  45,250      (6)      7,450       2,678
 Executive Vice
  President, Chief      1999  133,087  33,270      (6)     10,000         154
 Scientific and
  Technical Officer     1998  126,469  25,350      (6)        --        5,535
Jan N. Lessem, M.D.,
 Ph.D. (2)............. 2000  210,208  63,060     --       17,520       2,401
 Vice President, Chief
  Medical Officer       1999  195,542  58,663     --        9,022      20,307
                        1998  102,917  22,167     --       52,500         300
Joseph E. Zack (3)..... 2000  174,300  39,220     --        3,300         355
 Vice President, Sales
  and Marketing         1999  166,000  33,200     --        3,000      25,307
                        1998  117,222  24,000     --       62,500      38,691
Mark B. Carbeau (4).... 2000  180,832  40,690     --        3,350      50,355
 Vice President,
  Corporate Development 1999  116,846  23,333     --      100,000         179

--------
(1) In 2000, includes $50,000 forgiveness of a loan to Mark Carbeau and term life insurance premiums in the amounts of $355, $355, $178, $355, $355 and $355 paid by us for Mr. Kishbauch, Mr. Ratigan, Dr. Lawter, Dr. Lessem, Mr. Zack and Mr. Carbeau, respectively, and 401k contributions in the amounts of $2,750, $2,750, $2,500, $2,046 for Mr. Kishbauch, Mr. Ratigan, Dr.
    Lawter and Dr. Lessem, respectively. In 1999, includes $6,667, $20,000 and $25,000 forgiveness of loans to Mr. Kishbauch, Dr. Lessem and Mr. Zack, respectively, and term life insurance premiums in the amounts of $307, $307, $154, $307, $307 and $179 paid by us for Mr. Kishbauch, Mr. Ratigan, Dr. Lawter, Dr. Lessem, Mr. Zack and Mr. Carbeau, respectively. In 1998, includes $13,583 partial forgiveness of a loan to Mr. Kishbauch, $4,974 of relocation expense reimbursement to Dr. Lawter, $38,475 of relocation expenses reimbursed to Mr. Zack, and term life insurance premiums in the amounts of $377, $514, $561, $300 and $216 paid by us for Mr. Kishbauch, Mr. Ratigan, Dr. Lawter, Dr. Lessem, Mr. Zack, respectively.
(2) Dr. Lessem's employment began on June 1, 1998, and the table above reflects only compensation paid since this date.
(3) Mr. Zack's employment began on March 23, 1998, and the table above reflects only compensation paid since this date.
(4) Mr. Carbeau's employment began on May 1, 1999, and the table above reflects only compensation paid since this date.
(5) No restricted stock grants have been made to Mr. Kishbauch since 1997. As of December 31, 2000, Mr. Kishbauch held 336,462 shares of restricted common stock, subject to a restricted stock purchase agreement, dated March 6, 1997. These restricted shares were deemed to have a value of $4,457,785 as of the last day of the year, based on the closing price of the Company's
   Common Stock on December 29, 2000 of $13.25 per share less the $.001 price per share paid for those shares. As of December 31, 2000, 285,993 of these shares had vested and the remaining 15% of the restricted shares will vest at the rate of 5% per calendar quarter over Mr. Kishbauch's period of continued service with us.
(6) No restricted stock grants have been made to Dr. Lawter since 1997. As of December 31, 2000, Dr. Lawter held 89,375 shares of restricted common stock, subject to a restricted stock purchase agreement, dated March 19, 1997. These restricted shares were deemed to have a value of $1,184,130 as of the last day of the year, based on the closing price of the Company's Common Stock on December 29, 2000 of $13.25 per share less the $.001 per share paid for those shares. As of December 31, 2000, 84,906 of these shares had vested and the remaining 5% of the restricted shares will vest in March, 2001.

Employment Agreements

   None of our executive officers has entered into employment agreements with us. Our policy is to provide salary, benefits continuation and continued vesting for six months if we terminate an executive officer without cause. In addition, all existing stock options and shares of restricted common stock held by an executive officer will vest upon any termination without cause following a change of control of our company.

Stock Options Granted During 2000

   The following table contains information concerning stock options to purchase Common Stock that we granted in 2000 to each of the officers named in the summary compensation table. During the year ended December 31, 2000, all stock options were granted at the fair market value of our common stock on the date such options were granted. The fair market value was determined by the price of the shares as reported by NASDAQ. We granted stock options to employees, directors and consultants to purchase a total of 439,375 shares of common stock in 2000. 357,500 of such stock options were granted to employees.

                             Option Grants in 2000

                                               Individual Grants
                         -------------------------------------------------------------
                                                                         Potential
                                                                     Realizable Value
                                                                     at Assumed Annual
                                     Percent of                       Rates of Stock
                          Number of    Total                               Price
                         Securities   Options                        Appreciation for
                         Underlying  Granted to Exercise              Option Term (2)
                           Options   Employees  Price Per Expiration -----------------
Name                     Granted (1)  in 2000     Share      Date       5%       10%
----                     ----------- ---------- --------- ---------- -------- --------
Michael D. Kishbauch....   17,700       5.0%     $18.00    4/19/10   $200,366 $507,766
James A. Ratigan........   17,300       4.8%     $ 7.00    4/19/10     76,159  193,002
                            3,950       1.1%     $18.00    4/19/10     44,714  113,315
James R. Lawter, Ph.D...    7,450       2.1%     $18.00    4/19/10     84,335  213,721
Jan N. Lessem, M.D.,
 Ph.D...................   10,000       2.8%     $ 7.00    4/19/10     44,023  111,562
                            7,250       2.0%     $18.00    4/19/10     82,071  207,983
Joseph E. Zack..........    3,300       0.9%     $18.00    4/19/10     37,356   94,668
Mark B. Carbeau.........    3,350       0.9%     $18.00    4/19/10     37,922   96,103

--------
(1) Stock Options vest 20% at the end of year one and then ratably at 5% per quarter for the next four years.
(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange
   Commission and do not reflect the Company's estimate of future stock price growth.

Aggregate Stock Option Exercises During 2000 and Value of Unexercised Stock Options at December 31, 2000

   The following table contains information concerning stock options exercised during 2000 and stock options held as of December 31, 2000 by each of the officers named in the summary compensation table.

                          2000 Year-End Option Values

                                   Aggregate
                           Shares    Value
                          Acquired Realized
                            Upon     Upon        Number of Shares
                          Exercise Exercise       Underlying all         Value of Unexercised
                          of Stock of Stock  Unexercised Stock Options      "In-the-Money"
                          Options   Options         at Year End        Stock Options at Year End
                           During   During   ------------------------- -------------------------
Name                        2000     2000    Exercisable Unexercisable Exercisable Unexercisable
----                      -------- --------- ----------- ------------- ----------- -------------
Michael D. Kishbauch....        0         0     5,888       28,635       $74,484     $138,327
James A. Ratigan........   53,813   508,124         0       46,187             0      428,978
James R. Lawter, Ph.D...    3,500    43,335         0       13,950             0       82,225
Jan N. Lessem, M.D.,
 Ph.D...................    9,000    90,030    20,408       49,364       262,297      475,046
Joseph E. Zack..........   10,000   102,700    25,425       33,375       327,476      387,199
Mark B. Carbeau.........   30,000   281,200         0       73,350             0      885,500

--------

Report of the Compensation Committee

   The Compensation Committee of the Board of Directors reviews and approves the Company's executive compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the Company's executive officers with respect to the compensation paid to the executive officers for the year ended December 31, 2000.

Compensation Philosophy

   The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time by closely aligning the interests of the Chief Executive Officer and other executive officers with those of the Company's stockholders. The Company seeks to offer its Chief Executive Officer and other executive officers competitive compensation based upon their performance, and the performance of the Company. The executive compensation program is designed to attract and retain executive talent that contributes to the Company's long-term success, and to recognize and reward individual contributions to the Company's current performance. The Company currently uses three integrated components in its executive compensation program: (i) Base Salary, (ii) Annual Cash Bonuses, and (iii) long-term incentives in the form of stock options and 401(k) matching. The Company matches individual contributions to the 401(k) plan to the extent of 50% of the individual's contribution, or 5% of the individuals base salary, which ever is lower. The Company matching funds vest over five years. Except for the 401(k) plan, the Company does not currently have any form of a pension plan.

Base Salary

   The base salary component of executive compensation is designed to compensate executives competitively within the industry. The Compensation Committee reviewed and approved base salaries for the year 2000 for the Chief Executive Officer and other executive officers. Base salaries were determined by the Compensation Committee based upon competitive compensation data, and the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer base salaries have been targeted at or slightly above the average rates paid by similar size companies in the specialty pharmaceuticals industry to attract, retain, motivate and reward highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary ranges, offered by other specialty pharmaceutical and biotechnology companies. The competitive information was obtained from surveys prepared by consulting companies or industry associations (e.g. the Radford Biotechnology Compensation Survey). In making base salary determinations, the Compensation Committee exercised its judgment, rather than specific formulas, based upon these factors.

Annual Cash Bonuses

   Annual cash bonuses for the Chief Executive Officer and other executive officers are intended to reflect the Compensation Committee's belief that a portion of the compensation of each executive officer should be contingent on the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a policy that compensates executive officers in the form of annual cash bonuses. The Compensation Committee established target bonuses for the Chief Executive Officer and other executive officers relative to the officer's base salary. The Compensation Policy is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance goals. The Company-based performance targets are tied to the Company's business plan and operating objectives, and vary from year to year. The individual executive officer's performance goals are tied to the individual executive officer's performance. The Chief Executive Officer recommends the amount of the individual executive officer's annual cash bonus to the Compensation Committee for approval. The Compensation Committee judges the achievement of individual goals by the Chief Executive Officer and determines his annual cash bonus. The Compensation Committee determined that the Company had achieved the goals set forth in its business plan and that the Company had met its operating objectives, and awarded cash bonuses accordingly. Annual cash bonuses have ranged from 20% to 35% of the individual executive officer's base salary. The Compensation Committee believes that the Company's Compensation Policy provides an excellent link between the Company's performance and the annual cash bonus incentive paid to executive officers.

Long Term Incentives

   The Compensation Committee provides the Company's executive officers with long-term incentive compensation by recommending grants of stock options under the Company's 1999 Equity Compensation Plan, which recommendations must be approved by the Board of Directors. The Company's Board of Directors believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Board of Directors believes that stock options directly motivate executive officers to maximize long-term stockholder value. Stock options utilize vesting periods (generally five years) that encourage executive officers to continue in the employ of the Company. All stock options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board of Directors considers the grant of each stock option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance objectives. Stock options granted in prior years are also taken into consideration.

                                          Respectfully submitted by:

                                          COMPENSATION COMMITTEE

                                          James J. Mauzey
                                          Harry T. Rein
                                          David I. Scheer

Section 16(a) Beneficial Ownership Reporting Compliance

   Based on a review of the Forms 3, 4 and 5 filed by, or on behalf of, the directors, executive officers and ten percent stockholders of the Company, all such forms were filed on a timely basis with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Compensation Committee Interlocks and Insider Participation

   The members of the Compensation Committee during 2000 were James J. Mauzey, Harry T. Rein and David I. Scheer. No member of the Compensation Committee is a former or current officer or employee of the Company or its subsidiary.

Transactions with Directors

   Scheer & Company, Inc., a company owned and controlled by David I. Scheer, one of our directors, provides business consulting and advisory services to us for which it receives $15,000 per quarter plus out-of-pocket expenses. Scheer & Company, Inc. was paid $68,201 in 2000.

   Seth Rudnick, M.D., one of our directors, provides product candidate development consulting services to us. Including out-of-pocket expenses, Dr. Rudnick was paid $30,774 in 2000 for these services.

Performance Graph

   The following is a line graph comparing the cumulative total return to stockholders of OraPharma Common Stock from March 9, 2000 (the date of OraPharma's initial public offering) through April 2, 2001 with the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S. companies) Index and (ii) the Amex Biotech Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that OraPharma specifically incorporates it by reference to any such filing.

           ORAPHARMA STOCK PERFORMANCE RELATIVE TO INDUSTRY INDEXES* [PERFORMANCE GRAPH]
DATE            NASDAQ     AMEX BI      OPHM
----            ------     -------      ----
3/9/00             100         100       100
3/20/00             91          76       123
4/3/00              84          70       101
4/17/00             70          58        41
5/1/00              78          75        59
5/15/00             71          73        45
5/30/00             69          68        41
6/12/00             75          83        55
6/26/00             78          96        66
7/10/00             79         105        58
7/24/00             79          98        47
8/7/00              77          99        54
8/21/00             78          97        49
9/5/00              82         107        65
9/18/00             74         100        56
10/2/00             71         103        67
10/16/00            65         101        54
10/30/00            63         100        57
11/13/00            59          91        59
11/27/00            57          94        51
12/11/00            60         101        58
12/26/00            49          93        58
1/8/01              47          73        53
1/22/01             55          87        49
2/5/01              52          84        48
2/20/01             46          80        56
3/5/01              42          83        47
3/19/01             39          72        39
4/2/01              35          63        44
* $100 invested at the opening prices on March 9, 2000, including reinvestment of dividends.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Warminster, Pennsylvania
May 15, 2001

                                   EXHIBIT A

                DESCRIPTION OF THE 1999 EQUITY COMPENSATION PLAN

   The 1999 Equity Compensation Plan has been approved by our board of directors and stockholders. The 1999 plan provides for grants of incentive stock options, nonqualified stock options, stock awards and performance units to our employees, advisors, consultants and non-employee directors.

   General. The 1999 plan authorizes up to 1,250,000 shares of our common stock for issuance under the terms of the plan. No more than 500,000 shares in the aggregate may be granted to any individual in any calendar year. If options granted under the plan expire or are terminated for any reason without being exercised, or if stock awards or performance units are forfeited, the shares of common stock underlying the grants will again be available for purposes of the plan. At March 31, 2001, options to purchase 596,305 (net of forfeited options) had been granted under the 1999 plan, none of which have been exercised, and 653,695 options were available for future grants under the 1999 plan.

   Administration of the Plan. The compensation committee of the board of directors administers and interprets the plan. The compensation committee has the sole authority to:

  .  determine the individuals to whom grants will be made under the plan;

  . determine the type, size and terms of the grants to be made to each individual;

  . determine the time when the grants will be made and the duration of any exercise or restriction period, including the criteria for exercisability and acceleration of exercisability;

  .  amend the terms of any previously issued grant; and

  .  deal with any other matters arising under the plan.

   Grants. Grants under the plan may consist of:

  . options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code;

  .  nonqualified stock options that are not intended to so qualify;

  .  stock awards; and

  .  performance units.

   Eligibility for Participation. Grants may be made to any employee of OraPharma or any of our subsidiaries, including employees who are our officers or members of our board of directors, and to any non-employee member of our board of directors. Consultants and advisors who perform certain services for us or any of our subsidiaries are also eligible to receive grants under the plan.

   Options. Incentive stock options may be granted only to employees. Nonqualified stock options may be granted to employees, non-employee directors, consultants and advisors. The exercise price of common stock underlying an option will be determined by the compensation committee, and may be equal to or greater than the fair market value of our common stock on the date the option is granted.

   Participants may pay the exercise price:

  .  in cash;

  . with the approval of the compensation committee, by delivering shares of common stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the option;

  . through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

  .  by such other method as the compensation committee may approve.

   Options become exercisable according to the terms and conditions determined by the compensation committee and specified in the grant instrument. The compensation committee may accelerate the exercisability of any or all outstanding options at any time for any reason. The compensation committee will determine the term of each option, up to a maximum ten-year term. The term of an incentive stock option granted to an employee who owns more than 10% of our stock may not exceed five years from the date of grant.

   Stock Awards. The compensation committee may issue shares of common stock to participants subject to restrictions or no restrictions, as the compensation committee determines. Unless the compensation committee determines otherwise, during the restriction period, grantees will have the right to vote shares of stock awards and to receive dividends or other distributions paid on such shares. If a grantee's employment or service terminates during the restriction period or if any other conditions are not met, the stock awards will terminate as to all shares on which restrictions are still applicable, and the shares must be immediately returned to us, unless the compensation committee determines otherwise.

   Performance Units. The compensation committee may make grants of performance units to employees, consultants and advisors. Performance units may be payable partly in cash or shares of our common stock, provided that the cash portion does not exceed 50% of the amount to be distributed at the end of a specified performance period. Payment will be contingent on achieving performance goals by the end of the performance period. The measure of a performance unit shall equal the fair market value of a share of our common stock. The compensation committee will determine the performance criteria, the length of the performance period, the maximum payment value of an award, the minimum performance goals required before payment will be made, and any other conditions the compensation committee deems appropriate and consistent with the plan and Section 162(m) of the Internal Revenue Code.

   Deferrals. The compensation committee may permit or require that a grantee defer the receipt of cash or the delivery of shares that would otherwise be due to the grantee in connection with any option, the lapse or waiver of restrictions applicable to stock awards, or the satisfaction of any requirements or objectives with respect to performance units.

   Transferability. Grants are generally not transferable by the participant, except in the event of death. However, the compensation committee may permit participants to transfer nonqualified stock options to family members or related entities on such terms as the compensation committee deems appropriate.

   Amendment and Termination of the Plan. The board of directors may amend or terminate the plan at any time. However, the board of directors may not make any amendment without stockholder approval if such stockholder approval is required by Section 162(m) or Section 422 of the Internal Revenue Code or is required by an applicable stock exchange. The plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless the board of directors terminates the plan earlier or extends it with approval of the stockholders.

   Adjustment Provisions. Upon a merger, spin-off, stock split or other transaction identified in the plan, the compensation committee may appropriately adjust:

  .  the maximum number of shares available for grants;

  . the maximum number of shares that any participant may be granted in any year;

  .  the number of shares covered by outstanding grants;

  .  the kind of shares issued under the plan; and

  .  the price per share or the applicable market value of such grants.

   Change of Control. Upon a change of control where we are not the surviving entity or where we survive only as a subsidiary of another entity, unless the compensation committee determines otherwise, all outstanding grants will be assumed by or replaced with comparable options or other grants by the surviving corporation. In addition, upon a change of control, the compensation committee may:

  . accelerate the vesting and exercisability of outstanding stock options and stock awards;

  . determine that grantees holding performance units will receive a payment in settlement of these performance units;

  . require that grantees surrender their outstanding options in exchange for payment by us, in cash or common stock, as determined by the compensation committee, in an amount equal to the amount by which the fair market value of the shares of common stock subject to the grantee's unexercised options exceeds the exercise price of those options; or

  . after giving grantees an opportunity to exercise their outstanding options terminate any or all unexercised options.

   A "change of control" is defined to occur if:

  . any person becomes a beneficial owner, directly or indirectly, of stock representing more than 50% of the voting power of the then-outstanding shares of our stock;

  .  the stockholders or the directors, as appropriate, approve:

    . any merger or consolidation with another corporation where our stockholders, immediately before such transaction, will not beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;

    .  a sale or other disposition of all or substantially all our assets;
       or

    .  a liquidation or dissolution.

  . any person commences a tender offer or exchange offer for 30% or more of the voting power of our then outstanding shares; or

  . after any election of our directors, our board of directors consists of a majority of directors who have been members of our board for less than two years, unless at least two-thirds of the directors who were in office prior to the election or nomination of the new director vote for the new director.

   Section 162(m). Under Section 162(m) of the Internal Revenue Code, we may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to our chief executive officer or to any of our other four mostly highly compensated officers in any one year. Total remuneration includes amounts received upon the exercise of stock options granted under the plan and the value of shares or cash paid pursuant to other grants. An exception exists, however, for "qualified performance-based compensation." The 1999 plan is intended to allow grants to meet the requirements of "qualified performance-based compensation."

   Stock options should generally meet the requirements of "qualified performance-based compensation" if the exercise price is at least equal to the fair market value of our common stock on the date of grant. The compensation committee may grant performance units and stock awards that are intended to be "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code. In that event, the compensation committee will establish in writing the objective performance goals that must be met and other conditions of the grant at the beginning of the performance period. The performance goals may relate to the employee's business unit or to our performance as a whole, or any combination of the two. The compensation committee will use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions, or divestitures, or strategic partnerships. With respect to stock awards or performance units granted as "qualified performance-based compensation," not more than 1,000,000 shares of stock may be granted to an employee under the performance units or stock awards for any performance period. At the end of each performance period, the compensation committee will certify that the performance goals have been met. The compensation committee may provide for payment of grants in the event of the death or disability of a participant, or change of control during a performance period.

   Plan Benefits. Because the compensation committee will make grants from time to time to persons selected by the committee, we cannot presently determine the benefits and amounts that may be received in the future by persons eligible to participate in the 1999 plan.

                                   EXHIBIT B

                            Audit Committee Charter

Organization

   The Audit Committee is a committee of the Board of Directors. The Committee shall be comprised of at least three directors, each of whom is independent of management and the company. Members of the Audit Committee shall meet the definition of independent director set forth in the NASDAQ Independent Directors and Audit Committee listing requirements. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Purpose

   The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its duty to the shareholders, potential shareholders and investment community with respect to corporate accounting, reporting practices, and the quality and integrity of financial reports. In so doing, it is the responsibility of the Audit Committee to maintain a posture of effective and independent oversight and to promote free and open communication among the directors, the independent auditors and the financial management of the company.

Meetings

   The Committee shall meet at least two times per year and maintain minutes of each meeting. The chairperson shall report the matters discussed at each meeting to the Board of Directors.

Responsibilities

   The responsibilities of the Audit Committee are:

Oversight of Outside Auditor

1. Recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

2. On an annual basis, obtain from the independent auditors a written statement delineating all relationships between the auditor and the company, as required by Independent Standards Board Standard No. 1 (ISB 1); discuss with the auditors any disclosed relationships or professional services that may impact on the objectivity or independence of the auditors; and take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the outside auditors.

3. Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of shareholders, who have the ultimate authority to select, evaluate, and if appropriate, terminate their services.

Audit Functions

4. Meet with the independent auditors and financial management of the company to review and approve the scope and timing of the annual audit and the quarterly reviews for the current year and the independent auditor's compensation.

5. At the conclusion of the annual audit, discuss with the independent auditors and the financial management of the company the results of the audit. Attention should be given to the following matters:

  (a) the company's audited financial statements and related footnotes;

  (b) matters which are required to be communicated to the Audit Committee under SAS 61, including:

    . the auditors' judgments about the quality of the company's accounting procedures,

    .  the consistency of the company's accounting procedures,

    .  the clarity and completeness of the company's financial statements

    . matters that may impact the faithfulness, verifiability and neutrality of the accounting information in financial statements, for example:

    .  the selection of new or changed accounting practices,

    .  estimates, judgments and uncertainties,

    .  unusual transactions,

    . accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded.

  (c) the adequacy and effectiveness of the accounting and financial controls of the company. The Committee should discuss any recommendations for the improvement of such internal controls and management's response to these recommendations. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

  (d) the status of recommendations made in previous years by the independent auditors; and

  (e) recent or impending changes in accounting principles and disclosure practices.

6. Meet separately with the independent auditors, without members of management present, to discuss the following matters:

  (a) the independent auditors' evaluation of the company's financial and accounting personnel,

  (b) the cooperation that the independent auditors received during the course of the audit,

  (c) the independent auditors' evaluation of the quality of the company's accounting principles, the underlying estimates, and the significant judgments made by management in preparing financial statements,

  (d) the clarity of the financial disclosures, and

  (e) any other matters the auditors wish to raise.

7. Report the results of the annual audit to the Board of Directors. Such report may include the attendance of the independent auditors at a meeting of the full Board of Directors or, alternatively, the attendance of directors at the Audit Committee meeting at which the results of the annual audit are presented.

Financial Reports

8. Review the financial statements contained in the annual report to shareholders and the Form 10-K report prior to its submission to the SEC.

9. Determine that the independent auditors have reviewed the financial statements included in quarterly reports on Form 10-Q, prior to their filing with the SEC, under that standard of SAS 71 Interim Financial Review. The objective of this review is not to perform an audit but rather to provide the auditors with a basis for reporting whether material modifications should be made for the interim financial statements to conform with GAAP. Discuss with the auditors the interim financial statements and any significant matters identified as a result of the review prior to the filing of Form 10-Q.

10. With the assistance of management, prepare an annual Audit Committee Report for inclusion in the company's proxy statement for the annual meeting of shareholders stating whether: (1) the Audit Committee had reviewed and discussed the audited financial statements with management; (2) the Audit Committee had discussed with the independent auditors that matters required to be discussed by SAS 61: (3) the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB 1 and discussed with the independent auditors the independent auditors' independence; and (4) based on the review and discussions in (1)-(3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The annual report must also state the name of each member of the company's Audit Committee.

11. Assure that management includes in the proxy statement for the annual meeting of shareholders a statement that the Audit Committee has a formal written Charter; a copy of this Charter is to be included as an appendix to the proxy statement every three years, or sooner in the event of a significant amendment to the Charter.

Other Duties

12. Obtain the full Board of Directors' approval of this Charter, and review and reassess this Charter at least annually.

13. Beginning at such time as an internal audit function is warranted, review and concur with management's appointment of a director of internal audit, and amend this Charter to include the internal audit function.

14. Review periodically with management such matters as:

  (a) the internal financial controls of the company and any changes to the company's accounting principles and practices,

  (b) management's view of the performance of the independent auditors,

  (c) any company policy statements on ethical conduct and the mechanism of enforcement,

  (d) the results of internal audits, and

  (e) the organizational and staffing of the financial departments of the company, including succession planning.

15. Review any reports received from regulators, and any other legal and regulatory matters, that may have a material effect on the financial statements.

16. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   APPENDIX 1

                                ORAPHARMA, INC.

                         1999 EQUITY COMPENSATION PLAN
                         -----------------------------

     The purpose of the OraPharma, Inc. 1999 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of OraPharma, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

1.   Administration
     --------------

     (a). Committee. The Plan shall be administered by a committee appointed by
          ----------
the Board (the "Committee"), which may consist of two or more persons who are "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

     (b). Committee Authority. The Committee shall have the sole authority to
          --------------------
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

     (c). Committee Determinations. The Committee shall have full power and
          -------------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.   Grants. Awards under the Plan may consist of grants of incentive stock
     -------
options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), stock awards as described in Section 6 ("Stock Awards"), and performance units as described in Section 7 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.   Shares Subject to the Plan
     --------------------------

     (a) Shares Authorized. Subject to adjustment as described below, the
         ------------------
aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 2,500,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company

                                      1-1

Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock are used to pay the Exercise Price (as defined in Section 5(b)) of an Option, only the net number of shares received by the Grantee (as defined in Section 4(b)) pursuant to such exercise shall be considered to have been issued or transferred under the Plan with respect to such Option, and the remaining number of shares subject to the Option shall again be available for purposes of the Plan.

     (b)  Adjustments.  If there is any change in the number or kind of shares
          ------------
of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4.   Eligibility for Participation
     -----------------------------

     (a)  Eligible Person.  All employees of the Company and its subsidiaries
          ----------------
("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

     (b)  Selection of Grantee.  The Committee shall select the Employees, Non-
          ---------------------
Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

5.   Granting of Options
     -------------------

     (a)  Number of Shares.  The Committee shall determine the number of shares
          -----------------
of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

     (b)  Type of Option and Price.
          -------------------------

          (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

          (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company

                                      1-2
or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

          (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c)  Option Term.  The Committee shall determine the term of each Option.
          ------------
The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d)  Exercisability of Option.  Options shall become exercisable in
          -------------------------
accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e)  Termination of Employment, Disability or Death.
          -----------------------------------------------

          (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing, service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

          (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                                      1-3

          (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (v)   For purposes of this Section 5(e), and Sections 6 and 7:

                (A) The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

                (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

                (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan.

                (D) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

     (f)  Exercise of Options.  A Grantee may exercise an Option that has become
          --------------------
exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

     (g)  Limits on Incentive Stock Options.  Each Incentive Stock Option shall
          ----------------------------------
provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $ 100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

                                      1-4

6.   Stock Awards
     ------------

     The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock
Awards:

     (a)  General Requirements.  Shares of Company Stock issued or transferred
          ---------------------
pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b)  Number of Shares.  The Committee shall determine the number of shares
          -----------------
of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

     (c)  Requirement of Employment or Service.  If the Grantee ceases to be
          -------------------------------------
employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d)  Restrictions on Transfer and Legend on Stock Certificate.  During the
          ---------------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 11 (a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

     (e)  Right to Vote and to Receive Dividends. Unless the Committee
          ----------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

     (f)  Lapse of Restrictions. All restrictions imposed on Stock Awards shall
          ----------------------
lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7.   Performance Units
     -----------------

     (a)  General Requirements.  The Committee may grant performance units
          ---------------------
("Performance Units") to an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. The value of a Performance Unit shall equal the Fair Market Value of a share of Company Stock. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

     (b)  Performance Period and Performance Goals.  When Performance Units are
          -----------------------------------------
granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

                                      1-5

     (c)  Payment with respect to Performance Units.  At the end of each
          ------------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made partly in cash, in Company Stock, or in a combination of the two, as determined by the Committee, provided that the cash portion does not exceed 50% of the amount to be distributed.

     (d)  Requirement of Employment or Service.  If the Grantee ceases to be
          -------------------------------------
employed by, or provide service to, the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

8.   Qualified Performance-Based Compensation.
     -----------------------------------------

     (a)  Designation as Qualified Performance-Based Compensation.  The
          --------------------------------------------------------
Committee may determine that Performance Units or Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under
Section 162(m) of the Code. The provisions of this Section 8 shall apply to Grants of Performance Units and Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

     (b)  Performance Goals.  When Performance Units or Stock Awards that are
          ------------------
to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Stock Awards to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

     (c)  Establishment of Goal. The Committee shall establish the performance
          ----------------------
goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

     (d)  Maximum Payment.  With respect to Grants made under this Section 8,
          ----------------
not more than 1,000,000 shares of Company Stock may be granted to an Employee under the Performance Units or Stock awards for any Performance Period.

     (e)  Announcement of Grants.  The Committee shall certify and announce
          -----------------------
the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards or Performance Units for the Performance Period shall be forfeited.

                                      1-6

     (f)  Death, Disability or Change of Control.  The Committee may provide
          ---------------------------------------
that Performance Units shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee's death or Disability (as defined in Section 5(e) above) during the Performance Period, and the provisions of Section 13 shall apply in the event of a Change of Control.

9.   Deferral
     --------

     The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option, the lapse or waiver of restrictions applicable to Stock Awards, or the satisfaction of any requirements or objectives with respect to Performance Units. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

10.  Withholding of Taxes
     --------------------

     (a)  Required Withholding.   All Grants under the Plan shall be subject to
          ---------------------
applicable federal (including, FICA), state and local tax withholding requirements . The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options, Stock Awards and other Grants paid in Company Stock, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b)  Election to Withhold Shares.  If the Committee so permits, a Grantee
          ----------------------------
may elect to satisfy the Company's income tax withholding, obligation with respect to Options, Stock Awards or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

11.  Transferability of Grants
     -------------------------

     (a)  Nontransferability of Grants.  Except as provided below, only the
          -----------------------------
Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b)  Transfer of Nonqualified Stock Options. Notwithstanding the foregoing,
          ---------------------------------------
the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

12.  Change of Control of the Company
     --------------------------------

     As used herein, a "Change of Control" shall be deemed to have occurred if:

     (a) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding, securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after

                                      1-7
the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

     (b) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

     (c) Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company; or

     (d) After the date this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

13.  Consequences of a Change of Control
     -----------------------------------

     (a)  Assumption of Grants.  Upon a Change of Control where the Company is
          ---------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

     (b)  Other Alternatives. Notwithstanding the foregoing, in the event of a
          --------------------
Change of Control, the Committee may, but shall not be obligated to, take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable and that the restrictions and conditions on outstanding Stock Awards shall immediately lapse, (ii) determine that Grantees holding Performance Units shall receive a payment in settlement of such Performance Units in an amount determined by the Committee, (iii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding, Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection (a)).

14.  Requirements for Issuance or Transfer of Shares
     -----------------------------------------------

     (a)  Limitations on Issuance or Transfer of Shares.  No Company Stock
          ----------------------------------------------
shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

                                      1-8

     (b)  Lock-Up Period. If so requested by the Company or any representative
          ---------------
of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 120-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

15.  Amendment and Termination of the Plan
     -------------------------------------

     (a)  Amendment.  The Board may amend or terminate the Plan at any time;
          ----------
provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code, (ii) such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code, or
(iii) such approval is required by applicable stock exchange requirements.

     (b)  Stockholder Approval for "Qualified Performance-Based Compensation."
          -------------------------------------------------------------------
If Performance Units or Stock Awards are granted as "qualified performance-based compensation" under Section 8 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 8, if required by section 162(m) of the Code or the regulations thereunder.

     (c)  Termination of Plan.  The Plan shall terminate on the day immediately
          --------------------
preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

     (d)  Termination and Amendment of Outstanding Grants.  A termination or
          ------------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 2 1 (b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 2 1 (b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (e)  Governing Document.  The Plan shall be the controlling document. No
          -------------------
other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

16.  Funding of the Plan
     -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

17.  Rights of Participants
     ----------------------

     Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

18.  No Fractional Shares
     --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                                      1-9

19.  Headings
     --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

20.  Effective Date of the Plan
     --------------------------

     Subject to approval by the Company's stockholders, the Plan shall be effective on December 30, 1999.

21.  Miscellaneous
     -------------

     (a)  Grants in Connection with Corporate Transactions and Otherwise.
          ---------------------------------------------------------------
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b)  Compliance with Law.  The Plan, the exercise of Options and the
          --------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c)  Governing Law.  The validity, construction, interpretation and
          --------------
effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of Delaware, without giving effect to the conflict of laws provisions thereof.

                                     1-10

                                     PROXY

                                ORAPHARMA, INC.
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of OraPharma, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 15, 2001, and hereby appoints Michael D. Kishbauch and James A. Ratigan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of OraPharma, Inc. to be held on Thursday, June 14, 2001 at 9:30 a.m. local time, at OraPharma, Inc., 732 Louis Drive, Warminster, Pennsylvania and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

PLEASE SIGN, DATE, AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE.

1.   Election of one Director:

          For the nominee listed below

Nominee:
James J. Mauzey

FOR /   /          WITHHELD /   /

2. Approval of Amendment to the 1999 Equity Compensation Plan to increase from 1,250,000 to 1,920,000 the number of shares authorized for issuance thereunder.

FOR /   /          AGAINST /   /         ABSTAIN /   /

3. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

FOR /   /          AGAINST /   /         ABSTAIN /   /

and, in their discretion, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF A DIRECTOR, FOR THE AMENDMENT TO THE 1999 EQUITY COMPENSATION PLAN, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE _________________________________  Date: _____________________, 2001.

          _________________________________  Date: _____________________, 2001.
             (SIGNATURE IF HELD JOINTLY)

(This Proxy should be marked, dated and signed by the stockholder (s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)